UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)     October 23, 2008

SOLTERA MINING CORP.
(Exact name of registrant as specified in its chapter)

Nevada	000-51841	00-0000000
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Gotthardstrasse 20, 6300 Zug, Switzerland		n/a
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  011-54-388-4222-567

1005, 289 Drake Street, Vancouver, British Columbia, Canada V6B 5Z5
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN REPORT

Item 1.01.	Entry into a Material Definitive Agreement.

Soltera Mining Corp., together with two Albanian companies, ENER-ALB PROJECTS sh.p.k. and ELITE MINE sh.a., have formed a new joint venture company named the Albanian Mines Company sh.a. (the “Albanian Joint Venture Company”) to tender for the rights to mineral properties in Albania.  The Albanian Joint Venture Company was formed on October 17, 2008 and came into existence upon the Albanian Joint Venture Company’s Act of Incorporation being filed with and acceptance by the Albanian Register.

The shareholdings of the Albanian Joint Venture Company are divided in the ratio: ENER-ALB PROJECTS sh.p.k. 37.5%, ELITE MINE sh.a. 37.5%, and Soltera Mining Corp. 25%.

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The first members of the Board of the Albanian Joint Venture Company are Fabio Montanari, Ardi Kollcaku, Bashkim Ulaj, and Isli Sula.  The President of the Board is Bashkim Ulaj.  The Administrator of the Albanian Joint Venture Company is Fabio Montanari.  The Administrator is responsible for the day-to-day affairs of the Albanian Joint Venture Company, subject to the limitations provided under Articles of Association, any agreements between shareholders, and applicable law.  The Administrator is appointed for a term of three years.

See Exhibit 3.8 – Act of Incorporation for more details.

Item 7.01.  Regulation FD Disclosure.

Limitation on Incorporation by Reference:  In accordance with general instruction B.2 of Form 8-K, the information in this report, including Exhibit 3.8, is furnished under Item 9 and pursuant to Regulation FD, and will not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as will be expressly set forth by specific reference in such filing.  This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

The information contained in Exhibit 3.8 is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit	Description
3.8	Act of Incorporation for Albanian Mines Company sh.a.	Included

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Soltera Mining Corp. has caused this report to be signed on its behalf by the undersigned duly authorized person.

SOLTERA MINING CORP.

Dated:  October 23, 2008                                                                          By:/s/ Fabio Montanari
Fabio Montanari – CEO & Director

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Exhibit 3.8

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REPUBLIC OF ALBANIA
CHAMBER OF NOTARIES TIRANA
NR. 5685     REP  NR. P14    KOL
NOTARY _________________________

ACT OF INCORPORATION
“Albanian Mines Company” SH.A.
JOINT-STOCK COMPANY WITH PRIVATE OFFER

On this day, 17 / 10 / 2008, in Tirana, before me, Public Notary,_______________________, Member of the Public Notary Chamber in  Tirana, appeared personally :

1. ENER – ALB PROJECTS shpk, an Albanian limited liabilities company, duly registered in the Commercial Register, National Registration Center, with Unique Number of Identification NIPT K88227301R, date 27.08.2008, with a registered capital of 100.000 ALL, divided into 100 parts, with a registered value of 1000 ALL each, duly represented by Mr. Bashkim Ulaj, born on 15.03.1963, in Kurbin, Albania, Albanian Citizen, holder of the passport Nr. 0000071;

2. ELITE MINE sh.a. an Albanian Joint Stock Company, duly registered in the Commercial Register with Unique Number of Identification NIPT K82108007G, date 08.09.2008, with a registered capital of 2.000.000 ALL, divided into 2 000 shares, with a registered value of  1 000 ALL  each, duly represented by Mr. Ardi Kollcaku, born on 21.11.1972, in Kavaja, Albania, Albanian Citizen, holder of the passport Nr. Z0033252;

3. SOLTERA MINING CORP., an American Corporation, duly organized under the laws of Nevada, USA,  and duly registered with Certificate Number C20080901-0031, dating 21.09.2005, duly represented by Mr. Fabio Montanari, born on 11.01.1957, in Ferrara, Italy, Italian Citizen, holder of the passport Nr. E571059;

ENER – ALB PROJECTS shpk, ELITE MINE sh.a. and SOLTERA MINING CORP.   are the establishing shareholders of  “Albanian Mines Company” sh.a., referred hereinafter as “Establishing Shareholders”.

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I. Establishment

The Establishing Shareholders hereby declare the establishment of the joint-stock company “Albanian Mines Company” sh.a. with private offer (“Company”), Albanian legal entity, based on Law no. 9901, dated 14.04.2008 “On Entrepreneurs and Commercial Companies”, for an undetermined period of time,  with its registered office at Rruga "Qemal Stafa", Pallati 31, Shkalla B, Kati II, Tirana, Albania.

II. Scope of Activity

The scope of the activity of the Company includes:

a. In the field of Mining the Company shall carry out: Researches, discoveries, designing, consulting and the implementation and/or investments, as the case may be, for the implementation through public and/or non-public funding of the mines, with the purpose of utilization and/or public and/or private administration, such as : the construction and exploitation of the public and private mines of all kind of minerals, as well as the exploitation of  natural sources of thermal and natural water.

b. In the field of construction, the Company shall carry out: Researches, designing, consulting and the implementation and/or investments, as the case may be, for the implementation through public and/or non-public funding of the constructions to be utilized and/or under public and/or private administration, such as: construction of the public and private buildings, roads, bridges, tunnels, bypasses and underpasses, highways, railways, and all other large construction works, water supply systems, energy and telecommunication systems network, construction and rehabilitation of water irrigation systems, stations, touristic objects, military objects, religious objects, engineering networks, ports, airports, industrial objects, and all kinds of restorations in general, reconstruction of art works, metallic construction assembling, and any other construction, which shall be considered as immovable property, due to the sustainable connection with the earth, or the building where it is located.

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c. In the field of tourism industry the Company shall carry out: Researches, designing, consulting and the implementation and/or investments, as the case may be, for the implementation through public and/or non-public funding, of the infrastructure and/or its parts to be used for activities of holidays, amusement, educational, and/or curing activities in the natural cultural and curative sits of Albania and further.

d. In the field of transport industry the Company shall carry out: Researches, designing, consulting and the implementation and/or investments, as the case may be, for the implementation through public and/or non-public funding, of the infrastructure and/or its parts, for the public and/or private transport of the people and goods within and outside the territory of the country and their transit throughout the territory of Albania through road, railway air, water, lift transport, etc.

e. In the field of environment the Company shall carry out: Researches, designing, consulting and the implementation and/or investments, as the case may be, for the implementation through public and/or non-public funding, of the protection and/or improvement and rehabilitation of the conditions of the environment; the processing of urban, toxic, radioactive, technological  waste, and any their waste, industrial water treatment, designing, supervision in the field of exploration and exploitation of woods, treatment and utilization of forests, rehabilitation and treatment of salty soil and moor and any other activity, which is important for the Company.

f. In the field of production the Company shall carry out: Researches, designing, consulting and the implementation and/or investments, as the case may be, for the production through public and/or non-public funding for the production of all construction materials and all other accessories, production of all kind of oils, production of soaps, production of metallic, plastic, wood, and their combination constructions, production of all kind of colors and their raw materials, production of covering and packages, any and all industrial production operation; production of motors and electric transformers, high power transformers, electric ovens, reactors of any kind, and all electrical equipments, researches and designs for equipments and electrical machineries.

g. In the field of services, the Company shall carry out: Technical consulting in different fields, supervision, management and researches of all kinds; it shall enter into contracts, agreements, partnerships, and joint ventures or other forms, commission activity, service for all kind of autos, presentation and other ordered activities by the third parties, as allowed by the Albanian legislation; repair and partly and full service of electrical machineries of any type of power, the motors (engines) of electrical transformers, high power transformers, reactors of any kind, and all electrical equipments; consulting, revision, expertise, evaluations of the capitals, situations, business-plans, development projects, and economy efficient researches, defining priorities in different fields of economy, etc. Management and administration of funds and/or investments.

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h. In the field of publishing the Company shall carry out: Researches, designing, consulting and the implementation and/or investments, as the case may be, for the publishing of newspapers, magazines, posters, advertisements and other publishing.

i. In the field of trade the Company shall carry out: Trade, import, export, of all the goods, including but not limited to, industrial, food, construction, media, main tools of production, machineries, all kind of metals, woods, raw and processed materials for production processing, trade of immovables (real estate) and movables, trade of land, trade of semi and fully produced materials; stock market exchange transactions, trade of securities, etc.

j. In the field of telecommunications the Company shall carry out: Researches, designing, consulting and the implementation and/or investments, as the case may be, for the production of telecommunication products, service of internet, administration and installation of fix and mobile equipments for radio-television airing.

k. In the field of Energy, the Company shall: Use of all types of local resources (hydro, wind, coals, fuels, etc.) for the electricity production. Construction and operation of hydro-power plants, thermal-power plants, electric power plants, electric sub-stations, electricity transmission lines and their auxiliary structures; Construction, installation and utilization of electric power plants, and the production, transmission and distribution of electric energy. Supplying or trading electric energy in any form, export of electric energy outside of the territory of the Republic of Albania (international interconnection), and importing electric energy inside the territory of the Republic of Albania; Integrated management and sustainable operation of the electricity transmission systems; maintenance of the settings and equipment of the electricity transmission systems in conformity with the technical safety requirements and operation requirements; development of the electricity transmission systems in accordance with the long-term forecasts and the electric energy sector development plans; maintenance and development of the auxiliary assets of the electricity transmission; supplying electric energy to directly connected clients, and managing any electricity transit through foreign systems utilizing the Albanian electric energy system.

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In compliance with the Albanian Legislation, in order to achieve the said purpose, the Company may:

a) carry out any transaction concerning moveable or real estate , as well as any commercial, financial, renting, mortgage or pledge activity, which may be considered useful or necessary in order to achieve the Company’s purpose, provided that such activities are not carried out to a greater extend then those stated above;

b) perform publishing and advertising activities.

The Company shall carry out any activity that falls within its scope, and that favors it. The Company shall comply with all laws and relevant regulations. It embraces best ethical standards.

III. Articles of Associations

The Establishing Shareholders hereby declare the establishment of the Articles of Association of the Company, duly signed by them and duly notarized. The Articles of Associations shall be annexed to this Act.

IV. Registered Capital

The value of the registered capital is Lek 2.460.000. The registered capital is divided into 200 ordinary shares, each of them with a nominal value of Lek 12.300.

Each of the shares grants the right of one vote to its owner. The property of the shares is reflected in the Share ledger of the Company.

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V. Shareholders, Conclusion and Payment

The shares have been entirely subscribed by the Establishing Shareholders and fully paid  according their nominal value.

The shares are property of:

Name	No of shares	Participation in percentage (%)	Total value of contribution (in Lek)
ENER – ALB PROJECTS sh.p.k.	75	37.5%	922.500
ELITE MINE sh.a.	75	37.5%	922.500
SOLTERA MINING CORP.	50	25%	615.000

Property of the shares should be reflected in the Share ledger of the Company.

VI. The Board

 The Company is managed by the Board composed of a number of four (4) members, which may be or not shareholders, appointed by the General Meeting.

The members of the Management Board are appointed for a term of three (3) years and can be reappointed.

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The first members of the Board are:

1.	Mr. Fabio Montanari, born on 11.01.1957, in Ferrara, Italy, Italian Citizen, holder of the passport Nr. E571059;
2.	Mr. Ardi Kollcaku, born on 21.11.1972, in Kavaja, Albania, Albanian Citizen, holder of the passport Nr. Z0033252;
3.	Mr. Bashkim Ulaj, born on 15.03.1963, in Kurbin, Albania, Albanian Citizen, holder of the passport Nr. 0000071;
4.	Mrs. Isli Sula, born on 18.09.1978, in Kruja, Albania, Albanian Citizen, holder of the passport Nr. Z0598939;

Pursuant to the Resolution of the Board, the President of the Board is nominated Mr. Mr. Bashkim Ulaj.

VII. Administrator

The Board appoint one (1) natural person as Administrator of the Company, who shall be responsible for the Company’s day-to-day affairs of the Company, subject to the limitations provided under Articles of Association, agreement between shareholders and applicable law.

The Administrator is appointed for a term of three (3) years and can be reappointed.

Pursuant to the Resolution of the Board, Mr. Fabio Montanari is appointed in the position of the Administrator of the Company.

VIII. Auditing

The auditing of the Company is carried out by an Authorized Auditing Expert. The first Authorized Auditing Expert is Mrs. Tatiana Kotepano (Filto).

The Act of Incorporation was read in front of the Establishing Shareholders, was understood by them and signed, in witness of the notary public, by their own free and full will, in 5 copies, in English and Albanian, of equal legal value, in the presence of the translator  Mr. Apostol Spiro,  on _______________, in Tirana.

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SHAREHOLDERS

Ener – Alb Projects sh.p.k.

Represented by: Mr. Bashkim Ulaj

/s/ Bashkin Ulaj

Elite Mine sh.a.

Represented by: Mr. Ardi Kollcaku

/s/ Ardi Kollcaku

Soltera Mining Corp.

Represented by: Mr. Fabio Montanari

/s/ Fabio Montanari

Translator
Mr. Apostol Spiro
/s/ Apostol Spiro

Notary
/s/ signed

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